UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report:  April 5, 2010

Date of earliest event reported:  April 5, 2010

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PACIFIC ASIA PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

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Delaware
(State or other jurisdiction of incorporation)

001-34525	30-0349798
(Commission File Number)	(IRS Employer Identification Number)

250 East Hartsdale Ave., Hartsdale, New York 10530
(Address of principal executive offices)

(914) 472-6070
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On April 5, 2010, Pacific Asia Petroleum, Inc. (the “Company”) held a special meeting of its stockholder at the Marriot Westchester, located at 670 White Plains Road, Tarrytown, NY 10591 (the “Special Meeting”).

The issued and outstanding shares of stock of the Company entitled to vote at the Special Meeting consisted of 53,379,874 shares of common stock outstanding on the record date, March 8, 2010.  The holders of common stock of the Company voted on three matters at the Special Meeting, all of which were approved.  The final voting results from the Special Meeting were as follows:

(1) A proposal to approve the Purchase and Sale Agreement, dated November 18, 2009, as amended March 4, 2010 (the “Purchase Agreement”), between the Company, CAMAC Energy Holdings Limited and certain of its affiliates (“CAMAC”), as described in the proxy statement dated March 19, 2010 (the “Proxy Statement”), pursuant to which the Company agreed to acquire all of CAMAC’s interest in a Production Sharing Contract (the “PSC”) with respect to that certain oilfield asset known as the Oyo Field (the “Contract Rights”) and the transactions contemplated thereby (the “Transaction”).

FOR	AGAINST	ABSTAIN
30,106,383	30,763	10,000

(2) A proposal to approve the issuance by the Company to CAMAC of Company common stock, par value $0.001 per share, equal to 62.74% of the Company’s issued and outstanding common stock (the “Consideration Shares”) after giving effect to the Transaction and the Financing (as defined in the Proxy Statement) at the closing of the Transaction as partial consideration for the acquisition by the Company of the Contract Rights.

FOR	AGAINST	ABSTAIN
30,100,153	33,263	13,730

(3) A proposal to amend the Company’s Certificate of Incorporation to change the Company’s name to CAMAC Energy Inc., effective as of the closing of the Transaction.

FOR	AGAINST	ABSTAIN
30,097,143	33,253	16,750

The votes in favor of approval of the proposals represented more than 99% of the shares voted at the Special Meeting and approximately 56% of the outstanding shares of the Company’s common stock as of March 8, 2010, the record date for the Special Meeting.  Accordingly, the proposals were approved and adopted.

Item 8.01.                      Other Events.

On April 5, 2010, the Company issued a press release announcing that the stockholders of the Company approved the proposals related to the pending Transaction.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.                       Financial Statements and Exhibits.

        (d)         Exhibits.

Exhibit	Description
99.1        Press Release, dated April 5, 2010

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2010

Pacific Asia Petroleum, Inc.
By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chief Executive Officer

[Missing Graphic Reference]
Index to Exhibit

Exhibit	Description
99.1        Press Release, dated April 5, 2010